                                                                    Exhibit 99.2

                                 EXCHANGE OFFER
                                TO HOLDERS OF THE
                    8 5/8% SENIOR SUBORDINATED NOTES DUE 2007
                                       OF

                            LAMAR ADVERTISING COMPANY


                          NOTICE OF GUARANTEED DELIVERY


         This form must be used by a holder of the 8 5/8% Senior Subordinated Notes due 2007 (the "Existing Notes") of Lamar Advertising Company, a Delaware corporation ("Lamar"), that wishes to tender Existing Notes to the Exchange Agent pursuant to the guaranteed delivery procedures described in the Prospectus dated _____________, 1997 under the caption "The Exchange Offer - How to Tender" and in Instruction 1 to the accompanying Letter of Transmittal. Any holder who wishes to tender Existing Notes pursuant to such guaranteed delivery procedures must ensure that the Exchange Agent receives this Notice of Guaranteed Delivery prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer. Capitalized terms not defined herein have the meaning ascribed to them in the Prospectus or the Letter of Transmittal.

             TO: STATE STREET BANK AND TRUST COMPANY, EXCHANGE AGENT

                                  BY FACSIMILE:

                                 (617) 664-5232
                        (For Eligible Institutions Only)

                              Confirm by telephone:
                                 (617) 664-5314

                        BY REGISTERED OR CERTIFIED MAIL:
                       State Street Bank and Trust Company
                             Two International Place
                                Boston, MA 02110
                      Attention: Corporate Trust Department

                           BY HAND/OVERNIGHT DELIVERY:
                       State Street Bank and Trust Company
                             Two International Place
                                Boston, MA 02110
                      Attention: Corporate Trust Department

                              FOR INFORMATION CALL:
                                 (504) 926-1000

         DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         Please read the accompanying instructions carefully.
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Ladies and Gentlemen:

         The undersigned hereby tenders to Lamar, upon the terms and conditions set forth in the Prospectus and the related Letter of Transmittal, receipt of which are hereby acknowledged, the aggregate principal amount of Existing Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal. The undersigned hereby tenders the Existing Notes listed below:


                                     PLEASE SIGN AND COMPLETE
Signature(s) of Registered Holders
or Authorized Signatory:                                      Address(es):____________________________
___________________________________                           ________________________________________
___________________________________                           ________________________________________

Name(s) of Registered Holder(s):                              Area Code and Telephone No.:
___________________________________                           ________________________________________

___________________________________                           If Existing Notes will be delivered by a
___________________________________                           book-entry transfer, check trust company:
___________________________________

                                                              / / The Depository Trust Company
Principal Amount of Existing Notes Tendered:
                                                              Transaction Code No.:___________________
___________________________________
                                                              Depository Account No.:_________________
Certificate No(s). of Existing Notes (if available)
___________________________________
___________________________________


This Notice of Guaranteed Delivery must be signed by the registered holder(s) of Notes exactly as their name(s) appear(s) on the Existing Notes or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Notice of Guaranteed Delivery. If signature is by a trustee, guardian, attorney-in-fact, officer of a corporation, executor, administrator, agent or other representative, such person must provide the following information.

                      Please print name(s) and address(es)


Name(s):________________________________________________________________________
________________________________________________________________________________

Capacity:_______________________________________________________________________
________________________________________________________________________________


Address(es):____________________________________________________________________
________________________________________________________________________________

DO NOT SEND EXISTING NOTES WITH THIS FORM. EXISTING NOTES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL.

                                    GUARANTEE
                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)

     The undersigned, a member of the Securities Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange Medallion Signature Program, hereby guarantees that, within three business days from the date of this Notice of Guaranteed Delivery, a properly completed and validly executed Letter of Transmittal (or a facsimile thereof), together with Existing Notes tendered hereby in proper form for transfer (or confirmation of the book-entry transfer of such Existing Notes into the Depository's account at DTC pursuant to the procedures for book-entry transfer set forth in the Prospectus under the caption "The Exchange Offer - How to Tender") and all other required documents will be deposited by the undersigned with the Exchange Agent at its address set forth above.

Name of Firm:________________________   ________________________________________
                                        Authorized Signature

Address:_____________________________   Name:___________________________________
_____________________________________   Title:__________________________________

Area Code and
Telephone No.:_______________________   Date:___________________________________

DO NOT SEND EXISTING NOTES WITH THIS FORM. ACTUAL SURRENDER OF EXISTING NOTES MUST BE MADE PURSUANT TO, AND BE ACCOMPANIED BY, A PROPERLY COMPLETED AND VALIDLY EXECUTED LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS.

                 INSTRUCTIONS FOR NOTICE OF GUARANTEED DELIVERY

              1. DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY. A properly completed and duly executed copy of this Notice of Guaranteed Delivery and any other documents required by this Notice of Guaranteed Delivery must be received by the Exchange Agent at its address set forth herein prior to 5:00 p.m., New York City time, on the Expiration Date. The method of delivery of this Notice of Guaranteed Delivery and any other required documents to the Exchange Agent is at the election and risk of the holder and the delivery will be deemed made only when actually received by the Exchange Agent. If delivery is by mail, registered or certified mail properly insured, with return receipt requested, is recommended. In all cases sufficient time should be allowed to assure timely delivery. For a description of the guaranteed delivery procedure, see Instruction 1 of the Letter of Transmittal.

              2. SIGNATURES ON THIS NOTICE OF GUARANTEED DELIVERY. If this Notice of Guaranteed Delivery is signed by the registered holder(s) of the Existing Notes referred to herein, the signature must correspond with the name(s) written on the face of the Existing Notes with alteration, enlargement, or any change whatsoever. If this Notice of Guaranteed Delivery is signed by a participant of the book-entry transfer facility whose name appears on a security position listing as the owner of Existing Notes, the signature must correspond with the name shown on the security position listing as the owner of the Existing Notes.

              If this Notice of Guaranteed Delivery is signed by a person other than the registered holder(s) of any Existing Notes listed or a participant of the book-entry transfer facility, this Notice of Guaranteed Delivery must be accompanied by appropriate bond powers, signed as the name of the registered holder(s) appears on the Existing Notes or signed as the name of the participant shown on the book-entry transfer facility's security position listing.

              If this Notice of Guaranteed Delivery is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation, or other person acting in a fiduciary or representative capacity, such person should so indicate when signing.

              3. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions and requests for assistance and requests for additional copies of the Prospectus may be directed to the Exchange Agent at the address specified in the Prospectus. Holders may also contact their broker, dealer, commercial bank, trust company, or other nominee for assistance concerning the Exchange Offer.